Credit Facilities, Long-Term Debt and Lease Liabilities	12 Months Ended
Dec. 31, 2022
Subclassifications of assets, liabilities and equities [abstract]
Credit Facilities, Long-Term Debt and Lease Liabilities	Credit Facilities, Long-Term Debt and Lease Liabilities
A. Amounts Outstanding
The amounts outstanding are as follows:

As at Dec. 31				2022			2021
	Segment	Maturity	Currency	Carrying value	Face value	Interest(1)	Carrying value	Face value	Interest
Credit facilities
Committed syndicated bank facility(2)	Corporate	2026	CAD	32	33	4.7%	—	—	—%
Term Facility	Corporate	2024	CAD	396	400	6.5%	—	—	—%
Debentures
7.3% Medium term notes	Corporate	2029	CAD	110	110	7.3%	110	110	7.3%
6.9% Medium term notes	Corporate	2030	CAD	141	141	6.9%	141	141	6.9%
Senior notes(3)
7.8% Senior notes(4)	Corporate	2029	USD	533	542	7.8%	—	—	—%
6.5% Senior notes	Corporate	2040	USD	401	407	6.5%	378	383	6.5%
4.5% Senior notes	Corporate	2022	USD	—	—	4.5%	510	511	4.5%
Non-recourse
Melancthon Wolfe Wind LP bond	Wind & Solar	2028	CAD	202	203	3.8%	235	237	3.8%
New Richmond Wind LP bond	Wind & Solar	2032	CAD	112	113	4.0%	120	121	4.0%
Kent Hills Wind LP bond	Wind & Solar	2033	CAD	206	209	4.5%	221	221	4.5%
Windrise Wind LP bond	Wind & Solar	2041	CAD	170	173	3.4%	171	173	3.4%
Pingston bond	Hydro	2023	CAD	45	45	3.0%	45	45	3.0%
TAPC Holdings LP bond (Poplar Creek)	Gas	2030	CAD	94	95	8.9%	102	104	4.4%
TEC Hedland PTY Ltd bond(5)	Gas	2042	AUD	711	720	4.1%	732	742	4.1%
TransAlta OCP LP bond	Gas	2030	CAD	241	242	4.5%	263	265	4.5%
Tax equity financing
Big Level & Antrim(6)	Wind & Solar	2029	USD	102	108	6.6%	106	112	6.6%
Lakeswind(7)	Wind & Solar	2024	USD	15	15	10.5%	18	18	10.5%
North Carolina Solar(8)	Wind & Solar	2028	USD	6	6	7.3%	11	11	7.3%
Other	Corporate	2023	CAD	1	1	5.9%	4	4	5.9%
Total long-term debt				3,518	3,563		3,167	3,198
Lease liabilities				135			100
Total long-term debt and lease liabilities				3,653			3,267
Less: current portion of long-term debt				(170)			(837)
Less: current portion of lease liabilities				(8)			(7)
Total current long-term debt and lease liabilities				(178)			(844)
Total non-current credit facilities, long-term debt and lease liabilities				3,475			2,423
(1)    Interest rate reflects the stipulated rate or the average rate weighted by principal amounts outstanding and is before the effect of hedging.
(2)    Composed of bankers’ acceptances and other commercial borrowings under long-term committed credit facilities.
(3)    US face value at Dec. 31, 2022 — US$700 million (2021 – US$700 million).
(4)    The effective interest rate for the senior notes is 5.98 per cent after the effects of gains realized on settled interest rate hedging instruments.
(5)    AU face value at Dec. 31, 2022 — AU$786 million (2021 – AU$800 million).
(6)    US face value at Dec. 31, 2022 — US$79 million (2021 – US$88 million).
(7)    US face value at Dec. 31, 2022 — US$11 million (2021 – US$14 million).
(8)    US face value at Dec. 31, 2022 — US$5 million (2021 – US$9 million).
The Company's credit facilities are summarized in the table below:

As at Dec. 31, 2022	Facility size	Utilized		Available capacity	Maturity date
Credit Facilities		Outstanding letters of credit(1)	Cash drawings
Committed
TransAlta Corporation syndicated credit facility	1,250	738	—	512	Q2 2026
TransAlta Renewables syndicated credit facility	700	—	33	667	Q2 2026
TransAlta Corporation bilateral credit facilities	240	219	—	21	Q2 2024
TransAlta Corporation Term Facility	400	—	400	—	Q3 2024
Total Committed	2,590	957	433	1,200

Non-Committed
TransAlta Corporation demand facilities	250	120	—	130	n/a
TransAlta Renewables demand facility	150	98	—	52	n/a
Total Non-Committed	400	218	—	182
(1)    TransAlta has obligations to issue letters of credit and cash collateral to secure potential liabilities to certain parties, including those related to potential environmental obligations, commodity risk management and hedging activities, pension plan obligations, construction projects and purchase obligations. Letters of credit drawn against the non-committed facilities reduce the available capacity under the committed syndicated credit facilities. At Dec. 31, 2022, TransAlta provided cash collateral of $304 million.
These facilities are the primary source for short-term liquidity after the cash flow generated from the Company's business. The TransAlta Corporation committed syndicated credit facility was converted into a Sustainability Linked Loan in 2021.
During 2022, the Company closed a two-year $400 million floating rate Term Facility with its banking syndicate maturing on Sept. 7, 2024. In addition, the committed syndicated credit facilities were extended by one year to June 30, 2026 and the committed bilateral credit facilities were extended by one year to June 30, 2024. Interest rates on the credit facilities and Term Facility vary depending on the option selected (Canadian prime, bankers' acceptances, SOFR or US base rate, etc.) in accordance with a pricing grid that is standard for such facilities.
The Company is in compliance with the terms of the credit facilities and all undrawn amounts are fully available. In addition to the $1.0 billion available under the credit facilities, the Company also has $1.1 billion of available cash and cash equivalents, net of bank overdraft, and $17 million ($17 million principal portion) in cash restricted for repayment of the OCP bonds (refer to section E below).
TransAlta has letters of credit of $218 million issued from uncommitted demand facilities; these obligations are backstopped and reduce the available capacity on the committed credit facilities.
Senior Notes
On Nov. 17, 2022, the Company issued US$400 million senior notes ("US$400 million Senior Green Bonds"), which have a fixed coupon rate of 7.75 per cent per annum and matures on Nov. 15, 2029. Including the effects of settled interest rate swaps, the notes have an effective yield of approximately 5.982 per cent. The notes are unsecured and rank equally in right of payment with all of our existing and future senior indebtedness and senior in right of payment to all of our future subordinated indebtedness. The interest payments on the bonds are made semi-annually, on November 15 and May 15 with the first payment commencing May 15, 2023. TransAlta will allocate an amount equal to the net proceeds from this offering to finance or refinance, new and/or existing eligible green projects in accordance with its Green Bond Framework ("the Framework"). The Framework received a second-party opinion from Sustainalytics, which verified that it aligned with the Green Bond Principles from the International Capital Markets Association.
On Nov. 15, 2022, the Company repaid the US$400 million 4.50 per cent unsecured senior notes on its maturity in addition to related fees and expenses.
A total of US$370 million (2021 – US$370 million) of the senior notes has been designated as a hedge of the Company’s net investment in US operations.
Non-Recourse Debt
On Dec. 6, 2021, TransAlta completed a secured green bond by way of private placement for approximately $173 million ("Windrise Wind LP Bond Offering"). Windrise Wind LP Bond Offering is secured by a first ranking charge over all assets of the issuer, Windrise Wind LP and the bonds amortize and bear interest from their date of issue at a rate of 3.41 per cent per annum and mature on Sept. 30, 2041. Payments on the bonds will be interest-only to and including Dec. 31, 2022, with quarterly blended payments of principal and interest commencing on March 31, 2023. TransAlta used the proceeds of the Windrise Wind LP Bond Offering to finance or refinance eligible green projects, including renewable energy facilities and to fund a construction reserve account.
Tax Equity
Tax equity financings are typically represented by the initial equity investments made by the project investors at each project (net of financing costs incurred), except for the Lakeswind and North Carolina Solar acquired tax equity financings, which were initially recognized at their fair values. Tax equity financing balances are reduced by the value of tax benefits (production tax credits, tax depreciation and investment tax credits) allocated to the investor and by cash distributions paid to the investor for their share of net earnings and cash flow generated at each project. Tax equity financing balances are increased by interest recognized at the implicit interest rate. The maturity dates of each financing are subject to change and are primarily dependent upon when the project investor achieves the agreed upon targeted rate of return. The Company anticipates the maturity dates of the tax equity financings will be: Big Level and Antrim in December 2029; Lakeswind in March 2024 and North Carolina Solar in December 2028.
Other
Other debt consists of an unsecured commercial loan obligation that bears interest at 5.9 per cent and matures in 2023, requiring annual payments of interest and principal.
TransAlta’s debt has terms and conditions, including financial covenants, that are considered normal and customary. As at Dec. 31, 2022, the Company was in compliance with all debt covenants.
B. Restrictions Related to Non-Recourse Debt and Other Debt
The Melancthon Wolfe Wind LP, Pingston Power Inc., TAPC Holdings LP, New Richmond Wind LP, Kent Hills Wind LP, TEC Hedland Pty Ltd notes, Windrise Wind LP and TransAlta OCP LP non-recourse bonds with a carrying value of $1.8 billion as at Dec. 31, 2022 (2021 – $1.9 billion) are subject to customary financing conditions and covenants that may restrict the Company’s ability to access funds generated by the facilities’ operations. Upon meeting certain distribution tests, typically performed once per quarter, the funds are able to be distributed by the subsidiary entities to their respective parent entity. These conditions include meeting a debt service coverage ratio prior to distribution, which was met by these entities in the fourth quarter of 2022 with the exception of Kent Hills Wind LP, as discussed below and TAPC Holdings LP, which has been impacted by higher interest rates in 2022. The funds in these entities that have accumulated since the fourth quarter test will remain there until the next debt service coverage ratio can be calculated in the first quarter of 2023. At Dec. 31, 2022, $50 million (2021 – $67 million) of cash was subject to these financial restrictions.
Proceeds received from the TEC Hedland Pty Ltd notes in the amount of $8 million (AU$9 million) are not able to be accessed by other corporate entities as the funds must be solely used by the project entities for the purpose of paying major maintenance costs.
Additionally, certain non-recourse bonds require that certain reserve accounts be established and funded through cash held on deposit and/or by providing letters of credit.
Kent Hills Wind Bonds
In the fourth quarter of 2021, the Company disclosed that events of default may have occurred under the trust indenture governing the terms of the KH Bonds. Accordingly, the Company classified the entire carrying value of the bonds as current as at Dec. 31, 2021.
During the second quarter of 2022, the Company obtained a waiver and entered into a supplemental indenture that facilitated the rehabilitation of the Kent Hills 1 and 2 wind facilities. Upon receipt of the waiver, the Company reclassified a portion of the carrying value outstanding for the KH Bonds to non-current liabilities with the exception of the scheduled principal repayments due within the next 12 months. In accordance with the supplemental indenture, Kent Hills Wind LP cannot make any distributions to its partners until the foundation replacement work has been completed.
A foundation replacement reserve account was set up in accordance with the supplemental indenture, with funds in the account being used to pay foundation replacement costs. The account is funded quarterly with the last funding requirement on April 1, 2023. The balance in the account is $65 million as at Dec. 31, 2022 (nil – Dec. 31, 2021).
C. Security
Non-recourse debts totalling $1.4 billion as at Dec. 31, 2022 (2021 – $1.5 billion) are each secured by a first ranking charge over all of the respective assets of the Company’s subsidiaries that issued the bonds, which include PP&E with total carrying amounts of $1.5 billion at Dec. 31, 2022 (2021 – $1.5 billion) and intangible assets with total carrying amounts of $70 million (2021 – $78 million). At Dec. 31, 2022, a non-recourse bond of approximately $94 million (2021 – $103 million) was secured by a first ranking charge over the equity interests of the issuer that issued the non-recourse bond.
The TransAlta OCP bonds have a carrying value of $241 million (2021 – $263 million) and are secured by the assets of TransAlta OCP, including the right to annual capital contributions and OCA payments from the Government of Alberta. Under the OCA, the Company receives annual cash payments on or before July 31 of approximately $40 million (approximately $37 million, net to the Company), commencing on Jan. 1, 2017 and terminating at the end of 2030.
D. Principal Repayments

	2023	2024	2025	2026	2027	2028 and thereafter	Total
Principal repayments(1)	170	527	142	177	154	2,393	3,563
Lease liabilities(2)	(7)	4	4	3	4	127	135
(1)    Excludes impact of hedge accounting and derivatives.
(2)    Lease liabilities include a lease incentive of $12 million, expected to be received in 2023.
E. Restricted Cash
The Company had $17 million (2021 – $17 million) of restricted cash related to the TransAlta OCP bonds, which is required to be held in a debt service reserve account to fund scheduled future debt repayments.
The Company also had $53 million (2021 – $53 million) of restricted cash related to the TEC Hedland Pty Ltd bond; reserves are required to be held under commercial arrangements and for debt service. Cash reserves may be replaced by letters of credit in the future.
F. Letters of Credit
Letters of credit issued by TransAlta are drawn on its $1.3 billion committed syndicated credit facility, its $240 million bilateral committed credit facilities and its $250 million uncommitted demand facilities. TransAlta has drawn $738 million on its committed syndicated credit facility, $219 million on its bilateral committed credit facilities and $120 million on its uncommitted demand facilities.
Letters of credit issued by TransAlta Renewables are drawn on its $700 million committed syndicated credit facility and its $150 million uncommitted demand facility. TransAlta Renewables has drawn letters of credit of $98 million on its uncommitted demand facility.
Letters of credit are issued to counterparties under various contractual arrangements with the Company and certain subsidiaries of the Company. If the Company or its subsidiary does not perform under such contracts, the counterparty may present its claim for payment to the financial institution through which the letter of credit was issued. Any amounts owed by the Company or its subsidiaries under these contracts are reflected in the Consolidated Statements of Financial Position. All letters of credit expire within one year and are expected to be renewed, as needed, in the normal course of business. The total outstanding letters of credit as at Dec. 31, 2022, was $1,175 million (2021 – $902 million) with no (2021 – nil) amounts exercised by third parties under these arrangements.
G. Currency Impacts
The strengthening of the US dollar has increased the US-denominated long-term debt balances, mainly the senior notes and tax equity financing, by $41 million as at Dec. 31, 2022 (2021 – $1 million). Almost all of the US-denominated debt is hedged either through financial contracts or net investments in the US operations.
Additionally, the weakening of the Australian dollar has decreased the Australian-denominated non-recourse senior secured notes balance by approximately $9 million as at Dec. 31, 2022 (2021 – $40 million). As this debt is issued by an Australian subsidiary, the foreign currency translation impacts are recognized within other comprehensive income (loss).